T H E S T A N D A R D F O R A M E R I C A N F I N E W I N E F O U R T H Q U A R T E R A N D F I S C A L Y E A R 2 0 2 2 F I N A N C I A L R E S U L T S SEPTEMBER 28 , 2022

LEGAL DISCLAIMER This presentation of The Duckhorn Portfolio, Inc. (the “Company”) and the accompanying conference call contain forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including statements regarding the timing or nature of future operating or financial performance or other events. Each forward-looking statement contained in this presentation is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the Company’s ability to manage the growth of its business; the Company’s reliance on its brand name, reputation and product quality; the effectiveness of the Company’s marketing and advertising programs; general competitive conditions, including actions the Company’s competitors may take to grow their businesses; overall decline in the health of the economy and the impact of inflation on consumer discretionary spending; the occurrence of severe weather events (including fires, floods and earthquakes), catastrophic health events, natural or man-made disasters, social and political conditions, war or civil unrest; risks associated with disruptions in the Company’s supply chain for grapes and raw and processed materials, including corks, glass bottles, barrels, winemaking additives and agents, water and other supplies; risks associated with the disruption of the delivery of the Company’s wine to customers; the impact of COVID-19 and its variants on the Company’s customers, suppliers, business operations and financial results; disrupted or delayed service by the distributors and government agencies the Company relies on for the distribution of its wines outside of California; the Company’s ability to successfully execute its growth strategy; decreases in the Company’s wine score ratings by wine rating organizations; quarterly and seasonal fluctuations in the Company’s operating results; the Company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors; the Company’s ability to protect its trademarks and other intellectual property rights, including its brand and reputation; the Company’s ability to comply with laws and regulations affecting its business, including those relating to the manufacture, sale and distribution of wine; the risks associated with the legislative, judicial, accounting, regulatory, political and economic risks and conditions specific to both domestic and to international markets; claims, demands and lawsuits to which the Company is, and may in the future, be subject and the risk that its insurance or indemnities coverage may not be sufficient; the Company’s ability to operate, update or implement its IT systems; the Company’s ability to successfully pursue strategic acquisitions and integrate acquired businesses; the Company’s potential ability to obtain additional financing when and if needed; the Company’s substantial indebtedness and its ability to maintain compliance with restrictive covenants in the documents governing such indebtedness; the Company’s sponsor’s significant influence over the Company, and the Company’s status as a “controlled company” under the rules of the New York Stock Exchange; the potential liquidity and trading of the Company’s securities; the future trading prices of the Company’s common stock and the impact of securities analysts’ reports on these prices; and the risks identified in the Company’s other filings with the SEC. The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this presentation. You are encouraged to read the Company’s filings with the SEC, available at www.sec.gov, including its most recent annual report on Form 10-K, as amended, and its most recent quarterly report on Form 10-Q, for a discussion of these and other risks and uncertainties. The forward-looking statements in this presentation speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of these statements. The Company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. This presentation also includes certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. Certain of these non-GAAP measures exclude depreciation and amortization, non-cash equity-based compensation expense, purchase accounting adjustments, casualty losses or gains, impairment losses, inventory write-downs, changes in the fair value of derivatives, and certain other items, net of the tax effects of all such adjustments, which are not related to the Company’s core operating performance. The Company believes that these non-GAAP financial measures enhance the reader’s understanding of our past financial performance and our prospects for the future. The Company’s management team uses these non-GAAP financial measures to evaluate business performance in comparison to budgets, forecasts and prior period financial results. The non-GAAP financial information is presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP measures used by other companies. A reconciliation is provided herein for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Readers are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. For further information with respect to the Company, we refer you to our most recent annual report on Form 10-K, as amended, and our most recent quarterly report on Form 10-Q, filed with the SEC. In addition, we are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and, accordingly, we file periodic reports, current reports, proxy statements and other information with the SEC. These periodic reports, current reports, proxy statements and other information are available for review at the SEC’s website at http://www.sec.gov. 2

4.3 miles
THREE PALMS VINEYARD
3.5 miles
MONITOR LEDGE VINEYARD
704 miles
CANVASBACK
RED MOUNTAIN, WA
47 miles
DECOY
SONOMA COUNTY
8 miles
STOUT VINEYARD

# HIGHLIGHTS

1. We are proud of our double-digit Net Sales and Adjusted EBITDA growth, which met the top end of the guidance range we adjusted upward twice during FY22

2. Among our scaled peers participating in luxury[1], we were the fastest-growing supplier – both in dollars and volume – in the recent 52-week period[2]

3. Our distinguished track record of product innovation continues to drive growth, led by Decoy Limited, and forms an integral part of the company strategy into the future

4. We strategically invest in the business to continue supporting considerable distribution whitespace opportunity and maintain long-term net sales growth levels

5. We announce today FY23 guidance for Net Sales of $393 - $401mm, Adjusted EBITDA of $132 - $137mm and Adjusted EPS of $0.62 - $0.64

## Presenters



**Alex Ryan**
President
Chief Executive Officer & Chairman



**Lori Beaudoin**
EVP,
Chief Financial Officer



**Sean Sullivan**
EVP,
Chief Strategy and Legal Officer

[1] Defined as the US wine suppliers generating in excess of $50mm by dollar sales in $15+ per IRI US Food data for 52-week period ended July 31, 2022
[2] Per IRI US Food data for the 52-week period ended July 31, 2022

THE DUCKHORN PORTFOLIO
3

# THE DUCKHORN PORTFOLIO

## THE STANDARD FOR AMERICAN FINE WINE

| $373mm | 16% | 13 years | $128mm |
| --- | --- | --- | --- |
| Net Sales FY2022 | Net Sales 3-yr CAGR | Consecutive Organic Growth[1] | Adj. EBITDA FY2022 |

### Curated and Comprehensive Luxury Wine Portfolio

SRPs from **$20** to **$200** per bottle

**15** Varietals and **31** AVA designations

### Exceptional Brand Strength

**#1** Luxury Cabernet Sauvignon, Sauvignon Blanc and Merlot[2]

Consistent producer of **90+** point wines

### Scaled Luxury Platform

Highest off-premise average selling price per bottle of IRI top 10 U.S. wine producers

### Omni-channel Sales and Distribution

**~85%** Wholesale, both Direct-to-Trade in CA and via distributors nationwide

**~15%** Direct-to-Consumer

### Diversified and Scalable Production Model

**~85%** of supply from third-party fruit growers

**~70%** of production in our **8** state-of-the-art wineries[3]

### Outstanding Executive Leadership

**100+** Years of cumulative experience

## Sustainable Growth and Strategic Opportunities

[1] We define organic growth as year-over-year growth from winery brands owned within our portfolio, including acquired brands beginning in the fifth full fiscal quarter following the acquisition

[2] By volume, according to IRI US Food data for the 52-week period ended July 31, 2022

[3] CY18-CY21 annual average production by net weight at our facilities versus custom crush partners

THE DUCKHORN PORTFOLIO
4

5 OUR STRATEGIES FOR SUSTAINED GROWTH Disciplined evaluation of strategic acquisitions Expand and accelerate wholesale channel distribution Capture distribution growth opportunity and accelerate sales to existing distributors and retail accounts Continue to invest in DTC capabilities Engage with consumers, create winery brand evangelists and drive adoption across our portfolio through tasting rooms, wine club and eCommerce website Insightful and targeted portfolio evolution Launch winery brand extensions and continue evolving and strategically broadening The Duckhorn Portfolio to drive future growth Gain market share Leverage sales and marketing strength and increased winery brand awareness in a consolidating marketplace

6 LUXURY ($15+) PREMIUMIZATION TREND CONTINUES 1 Per IRI US Food data for the 52-week period ended July 31, 2022 Dollar Sales Change by Segment (10.1%) (9.1%) (3.4%) 3.5% Volume Sales Change by Segment (9.9%) (10.0%) (5.2%) 1.5% Last 52 weeks1 Last 52 weeks1 The $15+ Luxury segment continued to grow over the 52-week period, a continuation of the wine industry premiumization tailwind The Duckhorn Portfolio wines are all in this Luxury Segment1 Below $5 $5-$9.99 $10-$14.99 $15+ Luxury Below $5 $5-$9.99 $10-$14.99 $15+ Luxury

# THE DUCKHORN PORTFOLIO DRIVES AND OUTPACES THE LUXURY SEGMENT

In the growing Luxury segment, Duckhorn is a leader, outperforming not only the segment as a whole, but also the average growth of the top ten segment producers

Duckhorn's sales growth is **6x** the average of our scaled peers participating in Luxury[1]

### Dollar Sales Change by Segment



Last 52 weeks[1]
$15+ Luxury
Top Ten Competitors[1]
DUCKHORN PORTFOLIO
3.5%
2.3%
14.5%

### Volume Sales Change by Segment



Last 52 weeks[1]
$15+ Luxury
Top Ten Competitors[1]
DUCKHORN PORTFOLIO
1.5%
0.9%
13.6%

[1] Defined as the 10 largest US wine suppliers, excluding Duckhorn, by dollar sales in $15+ per IRI US Food data for the 52-week period ended July 31, 2022

THE DUCKHORN PORTFOLIO
7

# Product Innovation

The rapid growth of the Decoy Limited tier over the past two years illustrates the power of Decoy's positioning as the entrée to the portfolio
Recent releases, led by Kosta Browne Burgundy, highlight our core competency of delivering unprecedented innovation at a luxury level

**Kosta Browne Mersault Chardonnay**



**Quantity:** 845 cases
**Releasing:** Nov 2022[1]
**Member Price:** $85

**Kosta Browne Pommard Pinot Noir**



**Quantity:** 750 cases
**Releasing:** Nov 2022[1]
**Member Price:** $90

**Kosta Browne Volnay Pinot Noir**



**Quantity:** 745 cases
**Releasing:** Nov 2022[1]
**Member Price:** $90

**Kosta Browne Beaune Premier Cru Pinot Noir**



**Quantity:** 930 cases
**Releasing:** Nov 2022[1]
**Price:** $130 SRP

**Kosta Browne Gevrey-Chambertin Pinot Noir**



**Quantity:** 200 cases
**Releasing:** Nov 2022[1]
**Price:** $130 SRP

**Duckhorn Vineyards Oakville Cabernet Sauvignon**



**Quantity:** 200 cases
**Releasing:** Nov 2023
**Price:** $105 SRP

**Goldeneye North Coast Brut Rosé**
**National release*



**Quantity:** 2,000 cases
**Releasing:** Aug 2022
**Price:** $45 SRP

**Goldeneye Cerise Vineyard Pinot Noir**



**Quantity:** 280 cases
**Releasing:** Feb 2023
**Price:** $140 SRP

**Decoy Brut Cuvée 1.5L**



**Quantity:** 4,400 cases
**Releasing:** Oct 2022
**Price:** $50 SRP

**Decoy Limited Brut Rosé**



**Quantity:** 5,500 cases
**Releasing:** Jan 2023
**Price:** $35 SRP

**Decoy Limited Alexander Valley Merlot**



**Quantity:** 15,000 cases
**Releasing:** Feb 2023
**Price:** $30 SRP

**Canvasback Red Mountain Merlot**



**Quantity:** 135 cases
**Releasing:** Nov 2022
**Price:** $56 SRP

**Paraduxx Alsatian Blend White Wine**



**Quantity:** 200 cases
**Releasing:** Aug 2022
**Price:** $38 SRP

[1] Shipment date is November 2022; available for purchase September 2022

THE DUCKHORN PORTFOLIO
8

# Sustained Wholesale Account Penetration Fuels Topline Growth

Over the next three years, we expect to continue gaining share in the growing account universe appropriate for luxury wine

This growth in accounts highlights the Company's outlook and considerable runway as a component of **high single-digit organic topline growth**

We believe DTC growth (not reflected here), future pricing, and products introduced in FY23 and later will provide additional upside


All US retail accounts licensed to sell wine[1]
Approx appropriate targets for Duckhorn Portfolio[2]
Duckhorn Portfolio rolling 12 months total sold accounts[3]
FY22
>500,000
~250,000
~59,000
5% Growth
FY25 (Estimated)
~567,000
~280,000
~88,000

**Duckhorn Penetration = 24%**

**Duckhorn Penetration = 29%**

[1] Source: Nielsen account universe (March 2019)

[2] Source: Vermont Information Processing, Inc. (VIP) appropriate target account universe (May 2022)

[3] Rolling twelve months with depletions data ending June 2022. FY25 accounts estimated per Duckhorn, based on expected total account universe growth and Duckhorn accounts

9

10 Financial Information

11 68.9% 67.2% 18.5% 18.9%12.6% 13.9% $70.9 $78.0 Q4 2021 Q4 2022  Outside CA Wholesale via Distributors  In CA, Direct-to-Retail  Direct-to-Consumer +10.0% $18.4 $22.3 25.9% 28.6% Q4 2021 Q4 2022 +21.3% FY22 Q4 RESULTS $34.7 $40.4 48.9% 51.8% Q4 2021 Q4 2022 +16.4% Net Sales ($mm) Adj. Gross Profit ($mm) Adj. EBITDA ($mm) % margin % YoY Growth 35.7% 10.0% % Volume Contribution 40.4% 7.1% % Price/Mix Contribution (4.6%) 2.9% Note: FYE – July 31; Q4 represents 3 months ended July 31, 2022 % margin GAAP Gross Profit ($mm) $34.4 $39.3 GAAP % Gross Margin 48.5% 50.4% GAAP Net Income ($mm) $7.4 $5.4 GAAP % Net Income 10.5% 6.9%

12 65.3% 66.3% 16.9% 17.9%17.8% 15.8% FY21 FY22  Outside CA Wholesale via Distributors  In CA, Direct-to-Retail  Direct-to-Consumer +10.7% $117.2 $127.6 34.8% 34.2% FY21 FY22 % margin +8.8% FY22 FULL YEAR RESULTS $169.6 $190.9 50.4% 51.3% FY21 FY22 +12.6% $112.3 $127.6 33.4% 34.2% FY21 FY22 % margin +13.6% Net Sales ($mm) Adj. Gross Profit ($mm) Adj. EBITDA ($mm) Adj. EBITDA (normalized for public co. costs) ($mm)1 % YoY Growth 24.4% 10.7% % Volume Contribution 32.4% 9.4% % Price/Mix Contribution (8.0%) 1.3% $372.5$336.6 Note: FYE – July 31 1 Assumes prior year Adjusted EBITDA is burdened by public company costs for the full year % margin GAAP Gross Profit ($mm) $167.3 $185.2 GAAP % Margin 49.7% 49.7% GAAP Net Income ($mm) $56.0 $60.2 GAAP % Net Income 16.6% 16.2%

# FY23 Full Year Guidance

| | |
|---|---|
| ✓ Net Sales Growth | $393mm - $401mm |
| ✓ Adjusted EBITDA | $132mm - $137mm |
| ✓ Adjusted EPS | $0.62 - $0.64 |

## ASSUMPTIONS

1. **Adjusted Gross Profit Margin to decline 50-100bps**
   - (+) Planned pricing to generally offset cost of goods inflation
   - (+) Greater year-on-year contribution from Kosta Browne
   - (-) Mix pressures associated with the growth of Duckhorn Vineyards and Decoy
   - (-) Greater Net Sales dollar contribution from the off-premise channel given relative size to on-premise
2. **Adjusted SG&A, as a percentage of Net Sales, to increase year-over-year as the Company makes strategic investments intended to execute against its considerable distribution whitespace opportunity, which underpins its long-term growth**
3. **Capital Expenditures of $30mm - $35mm (approx. 7.5-9.0% of Net Sales)[1]**
4. **Net Interest Expense of $11mm - $12mm**

[1] Does not include any potential purchase of production assets or vineyards, which we approach in a disciplined and strategic way when opportunities arise

THE DUCKHORN PORTFOLIO
13

The cadence of the offering and shipments of our ultra-luxury Kosta Browne wines will change in FY23 and will follow in this new cadence in future years. This cadence will ensure our customers enjoy a polished, consistent experience as they receive these prized wines. Shipments will now occur as follows: FY23 Q1 Q2 Q3 FY22 Q4 KOSTA BROWNE OFFERING CADENCE Appellation Series Appellation Series Estate Series Estate Series Single Vineyard Series Burgundy Single Vineyard Series 14 Note: Circle sizes correspond to the approximate expected sales value of each offering

15 Appendix

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Adjusted gross profit, adjusted net income, adjusted EBITDA and adjusted EPS, collectively referred to as “Non-GAAP Financial Measures,” are commonly used in the Company’s industry and should not be construed as an alternative to net income or earnings per share as indicators of operating performance (as determined in accordance with GAAP). These Non-GAAP Financial Measures may not be comparable to similarly titled measures reported by other companies. The Company has included these Non-GAAP Financial Measures because it believes the measures provide management and investors with additional information to evaluate business performance in comparison to budgets, forecasts and prior year financial results. Non-GAAP Financial Measures are adjusted to exclude certain items that affect comparability. The adjustments are itemized in the tables below. You are encouraged to evaluate these adjustments and the reason the Company considers them appropriate for supplemental analysis. In evaluating adjustments, you should be aware that in the future the Company may incur expenses that are the same as or similar to some of the adjustments set forth below. The presentation of Non-GAAP Financial Measures should not be construed as an inference that future results will be unaffected by unusual or recurring items. Adjusted EBITDA Adjusted EBITDA is a non-GAAP financial measure that the Company calculates as net income before interest, taxes, depreciation and amortization, non-cash equity-based compensation expense, purchase accounting adjustments, casualty losses or gains, impairment losses (including certain inventory charges), changes in the fair value of derivatives and certain other items which are not related to our core operating performance. Adjusted EBITDA is a key performance measure the Company uses in evaluating its operational results. The Company believes adjusted EBITDA is a helpful measure to provide investors an understanding of how management regularly monitors the Company’s core operating performance, as well as how management makes operational and strategic decisions in allocating resources. The Company believes adjusted EBITDA also provides management and investors consistency and comparability with the Company’s past financial performance and facilitates period to period comparisons of operations, as it eliminates the effects of certain variations unrelated to its overall performance. Adjusted EBITDA has certain limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Some of these limitations include: • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; • adjusted EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs; • adjusted EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on the Company’s debt; • adjusted EBITDA does not reflect income tax payments that may represent a reduction in cash available to the Company; and • other companies, including companies in the Company’s industry, may calculate adjusted EBITDA differently, which reduce their usefulness as comparative measures. Because of these limitations, you should consider adjusted EBITDA alongside other financial performance measures, including net income and the Company’s other GAAP results. In evaluating adjusted EBITDA, you should be aware that in the future the Company may incur expenses that are the same as or similar to some of the adjustments in this presentation. The Company’s presentation of adjusted EBITDA should not be construed as an inference that the Company’s future results will be unaffected by the types of items excluded from the calculation of adjusted EBITDA. 16

Adjusted Gross Profit Adjusted gross profit is a non-GAAP financial measure that the Company calculates as gross profit excluding the impact of purchase accounting adjustments (including depreciation and amortization related to purchase accounting), bulk wine losses, and certain inventory charges. We believe adjusted gross profit is a useful measure to us and our investors to assist in evaluating our operating performance because it provides consistency and direct comparability with our past financial performance between fiscal periods, as the metric eliminates the effects of non-cash or other expenses unrelated to our core operating performance that would result in fluctuations in a given metric for reasons unrelated to overall continuing operating performance. Adjusted gross profit should not be considered a substitute for gross profit or any other measure of financial performance reported in accordance with GAAP. Adjusted Net Income Adjusted net income is a non-GAAP financial measure that the Company calculates as net income excluding the impact of non-cash equity-based compensation expense, purchase accounting adjustments, casualty losses or gains, impairment losses (including certain inventory charges), changes in the fair value of derivatives and certain other items unrelated to core operating performance, as well as the estimated income tax impacts of all such adjustments included in this non-GAAP performance measure. We believe adjusted net income assists us and our investors in evaluating our performance period-over-period. In calculating adjusted net income, we also calculate the following non- GAAP financial measures which adjust each GAAP-based financial measure for the relevant portion of each adjustment to reach adjusted net income: • Adjusted net sales – calculated as net sales excluding the impact of purchase accounting and bulk wine losses; • Adjusted SG&A – calculated as selling, general, and administrative expenses excluding the impacts of purchase accounting, transaction expenses, equity-based compensation, and COVID-19 costs; • Adjusted income tax – calculated as the tax effect of all adjustments to reach adjusted net income based on the applicable blended statutory tax rate for the period. Adjusted net income should not be considered a substitute for net income or any other measure of financial performance reported in accordance with GAAP. Adjusted EPS Adjusted EPS is a non-GAAP financial measure that the Company calculates as adjusted net income divided by diluted share count for the applicable period. We believe adjusted EPS is useful to us and our investors because it improves the comparability of results of operations from period to period. Adjusted EPS should not be considered a substitute for net income per share or any other measure of financial performance reported in accordance with GAAP. 17 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

# FY22 Q4 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Three months ended July 31, 2022

| ($ in 000's, except per share amounts) | Net Sales[1] | Gross Profit | SG&A | Adjusted EBITDA | Income Tax | Net Income | Diluted EPS |
|---|---|---|---|---|---|---|---|
| **GAAP results** | $78,009 | $39,331 | $27,688 | $5,420 | $4,041 | $5,420 | $0.05 |
| *Percentage of net sales* | | *50.4%* | *35.5%* | *6.9%* | | | |
| Interest expense | – | – | – | 1,917 | – | – | – |
| Income tax expense | – | – | – | 4,041 | – | – | – |
| Depreciation and amortization expense | – | 141 | (1,812) | 6,081 | – | – | – |
| **EBITDA** | – | – | – | $17,459 | – | – | – |
| Purchase accounting adjustments | – | 121 | – | 121 | 33 | 88 | – |
| Transaction expenses | – | – | (2,578) | 2,578 | 640 | 1,938 | 0.02 |
| Inventory write-down | – | 780 | – | 780 | 212 | 568 | – |
| Change in fair value of derivatives | – | – | – | 252 | 68 | 184 | – |
| Equity-based compensation | – | – | (1,094) | 1,094 | 262 | 832 | 0.01 |
| **Non-GAAP results** | $78,009 | $40,373 | $22,204 | $22,284 | $5,256 | $9,030 | $0.08 |
| *Percentage of net sales* | | *51.8%* | *28.5%* | *28.6%* | | | |

Three months ended July 31, 2021

| ($ in 000's, except per share amounts) | Net Sales | Gross Profit | SG&A | Adjusted EBITDA | Income Tax | Net Income | Diluted EPS |
|---|---|---|---|---|---|---|---|
| **GAAP results** | $70,893 | $34,387 | $24,398 | $7,428 | $1,314 | $7,428 | $0.06 |
| *Percentage of net sales* | | *48.5%* | *34.4%* | *10.5%* | | | |
| Interest expense | – | – | – | 2,671 | – | – | – |
| Income tax expense | – | – | – | 1,314 | – | – | – |
| Depreciation and amortization expense | – | 70 | (1,933) | 4,909 | – | – | – |
| **EBITDA** | – | – | – | $16,322 | – | – | – |
| Purchase accounting adjustments | – | 241 | – | 241 | 66 | 175 | – |
| Transaction expenses | – | – | (1,680) | 1,680 | 459 | 1,222 | 0.01 |
| Impairment loss | – | – | – | – | – | – | – |
| Change in fair value of derivatives | – | – | – | (1,030) | (281) | (748) | (0.01) |
| Equity-based compensation | – | – | (1,064) | 1,064 | 32 | 1,031 | 0.01 |
| Wildfire costs | – | – | – | 77 | 21 | 56 | – |
| **Non-GAAP results** | $70,893 | $34,698 | $19,721 | $18,354 | $1,611 | $9,164 | $0.08 |
| *Percentage of net sales* | | *48.9%* | *27.8%* | *25.9%* | | | |

Note: Totals may not sum due to rounding

[1]Sales figures are net of excise taxes of $1,059 and $1,073 in 2022 and 2021, respectively

THE DUCKHORN PORTFOLIO

18

# FY22 Full Year Reconciliation of Non-GAAP Financial Measures

| | Fiscal year ended July 31, 2022 | | | | | | |
|---|---|---|---|---|---|---|---|
| ($ in 000's, except per share amounts) | Net Sales | Gross Profit | SG&A | Adjusted EBITDA | Income Tax | Net Income | Diluted EPS |
| **GAAP results** | $372,510 | $185,180 | $97,743 | $60,190 | $22,524 | $60,190 | $0.52 |
| *Percentage of net sales* | | *49.7%* | *26.2%* | *16.2%* | | | |
| Interest expense | – | – | – | 6,777 | – | – | – |
| Income tax expense | – | – | – | 22,524 | – | – | – |
| Depreciation and amortization expense | – | 559 | (7,611) | 23,427 | – | – | – |
| **EBITDA** | – | – | – | **$112,918** | – | – | – |
| Purchase accounting adjustments | – | 467 | – | 467 | 127 | 340 | – |
| Transaction expenses | – | – | (5,694) | 5,694 | 1,384 | 4,310 | 0.04 |
| Inventory write-down | – | 4,715 | – | 4,715 | 1,282 | 3,433 | 0.03 |
| Change in fair value of derivatives | – | – | – | (1,695) | (461) | (1,234) | (0.01) |
| Equity-based compensation | – | – | (4,675) | 5,334 | 1,298 | 4,036 | 0.03 |
| Wildfire costs | – | – | – | 123 | 33 | 90 | – |
| **Non-GAAP results** | **$372,510** | **$190,921** | **$79,763** | **$127,556** | **$26,187** | **$71,165** | **$0.62** |
| *Percentage of net sales* | | *51.3%* | *21.4%* | *34.2%* | | | |

| | Fiscal year ended July 31, 2021 | | | | | | |
|---|---|---|---|---|---|---|---|
| ($ in 000's, except per share amounts) | Net Sales | Gross Profit | SG&A | Adjusted EBITDA | Income Tax | Net Income | Diluted EPS |
| **GAAP results** | $336,613 | $167,348 | $89,816 | $55,976 | $21,008 | $55,976 | $0.52 |
| *Percentage of net sales* | | *49.7%* | *26.7%* | *16.6%* | | | |
| Interest expense | – | – | – | 13,618 | – | – | – |
| Income tax expense | – | – | – | 21,008 | – | – | – |
| Depreciation and amortization expense | – | 566 | (7,717) | 21,343 | – | – | – |
| **EBITDA** | – | – | – | **$111,945** | – | – | – |
| Purchase accounting adjustments | – | 1,690 | – | 1,690 | 461 | 1,229 | 0.01 |
| Transaction expenses | – | – | (3,984) | 3,984 | 1,087 | 2,897 | 0.03 |
| Change in fair value of derivatives | – | – | – | (5,848) | (1,596) | (4,252) | (0.04) |
| Equity-based compensation | – | – | (10,602) | 10,602 | 321 | 10,280 | 0.10 |
| Casualty loss (gain), net | – | – | – | (7,832) | (2,137) | (5,695) | (0.05) |
| Loss on debt extinguishment | – | – | – | 272 | 74 | 198 | – |
| IPO preparation costs | – | – | (405) | 405 | 111 | 295 | – |
| Wildfire costs | – | – | – | 1,273 | 347 | 925 | 0.01 |
| COVID-19 Costs | – | – | (717) | 717 | 196 | 521 | – |
| **Non-GAAP results** | **$336,613** | **$169,604** | **$66,391** | **$117,208** | **$19,872** | **$62,374** | **$0.58** |
| *Percentage of net sales* | | *50.4%* | *19.7%* | *34.8%* | | | |

Note: Totals may not sum due to rounding

[1]Sales figures are net of excise taxes of $5,115 and $4,855 in 2022 and 2021, respectively

THE DUCKHORN PORTFOLIO

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